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Exhibit 10.5

                                  SYBASE, INC.

                            1992 DIRECTOR OPTION PLAN
                          (as amended February 3, 1999)


        1. Purposes of the Plan. The purposes of this 1992 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

                All options granted hereunder shall be "non-statutory stock options."

        2. Definitions. As used herein, the following definitions shall apply:

                (a) "Board" means the Board of Directors of the Company.

                (b) "Code" means the Internal Revenue Code of 1986, as amended.

                (c) "Common Stock" means the Common Stock of the Company.

                (d) "Company" means Sybase, Inc., a Delaware corporation.

                (e) "Continuous Status as a Director" means the absence of any interruption or termination of service as a Director.

                (f) "Director" means a member of the Board.

                (g) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient in and of itself to constitute "employment" by the Company.

                (h) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                (i) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the date of grant, as reported in the Wall Street Journal or such other source as the Board deems reliable;

                        (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the bid and asked prices for the



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Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable, or;

                        (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

                (j) "Option" means a stock option granted pursuant to the Plan.

                (k) "Optioned Stock" means the Common Stock subject to an Option.

                (l) "Optionee" means an Outside Director who receives an Option.

                (m) "Outside Director" means a Director who is not an Employee.

                (n) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                (o) "Plan" means this 1992 Director Option Plan.

                (p) "Share" means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

                (q) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

        3. Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares (the "Pool") of Common Stock. The Shares may be authorized but unissued, or reacquired Common Stock.

                If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which are subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

        4. Administration of and Grants of Options under the Plan.

                (a) Administrator. Except as otherwise required herein, the Plan shall be administered by the Board.

                (b) Procedure for Grants. The provisions set forth in this
Section 4(b) shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

                        (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors, the exercise price thereof or the timing of the grant of such Options.

                        (ii) Each new Outside Director who first becomes a Director after March 26, 1996 (excluding each Outside Director who, at the time he or she first becomes a Director, holds unvested options to purchase Shares or securities convertible into or exchangeable for Shares as a result of such Outside Director's service as a director of an affiliate of the Corporation), shall be automatically granted an Option to purchase 20,000 Shares upon the date on which such person first becomes a Director, whether



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through the election by the stockholders of the Company or appointment by the
Board to fill a vacancy. In addition, on the first trading day of February in each calendar year beginning with 2000, each Outside Director serving on that date as an Outside Director who has served as an Outside Director for at least five months shall be automatically granted an Option to purchase 16,000 Shares.

                        (iii) The terms of each Option granted hereunder shall be as follows:

                                (A) the term of the Option shall be ten (10)
years.

                                (B) except as set forth in Section 8 hereof, the
Option shall be exercisable only while the Outside Director remains a Director.

                                (C) the Option shall become exercisable in
installments cumulatively with respect to 1/48th of the Optioned Stock one month after the date of grant and as to an additional


1/48th of the Optioned Stock each month thereafter, so that one hundred percent (100%) of the Optioned Stock shall be exercisable four years after the date of grant; provided, however, that in no event shall any Option be exercisable prior to obtaining stockholder approval of the Plan.

                        (iv) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through an increase in the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

                (c) Powers of the Board. Subject to the provisions and restrictions of the Plan, the Board shall have the authority, in its discretion:
(i) to determine, upon review of relevant information and in accordance with
Section 2(i) of the Plan, the Fair Market Value of the Common Stock; (ii) to interpret the Plan; (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; (iv) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted hereunder; and (v) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                (d) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final.

        5. Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in
Section 4(b) hereof. An Outside Director who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options in accordance with such provisions.

                The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate his or her directorship at any time.

        6. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company as described in Section 16 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.



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        7. Exercise Price and Consideration.

                (a) Exercise Price. The per Share exercise price for Optioned Stock shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                (b) Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Board and may consist entirely of (i) cash, (ii) check, (iii) promissory note, (iv) other Shares which (A) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (v) delivery of a properly executed exercise notice together with such other documentation as the Company and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, (vi) any combination of the foregoing methods of payment, or
(vii) such other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law.

        8. Exercise of Option.

                (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4(b) hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan in accordance with Section 16 hereof has been obtained.

                An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to me date the stock certificate is issued, except as provided in
Section 10 of the Plan.


                Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                (b) Rule 16b-3. Options granted to Outside Directors must comply with the applicable provisions of Rule 16b-3 promulgated under the Exchange Act or any successor thereto and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

                (c) Termination of Continuous Status as a Director. In the event of an Optionee's Continuous Status as a Director terminates (other than upon the Optionee's death or total and permanent disability (as defined in Section 22(e)(3) of the Code)), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was



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entitled to exercise it as the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (d) Disability of Optionee. In the event Optionee's Continuous Status as a Director terminates as a result of total and permanent disability (as defined in Section 22(e)(3) of the Code), the Optionee may exercise his or her Option, but only within twelve (12) months from the date of such termination, and only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

                (e) Death of Optionee. In the event of an Optionee's death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it at the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option at the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.



        9. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        10. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

                (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

                (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action; provided, however, that the Company shall give each Optionee notice of such dissolution or liquidation at least thirty
(30) days prior to the consummation of such dissolution or liquidation and, upon receipt of such notice, all options shall become fully exercisable.

                (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary



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thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Sections 4 and 8 hereof for so long as the Optionee serves as a Director or as a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or as a director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or equivalent option shall remain exercisable in accordance with Sections 8(c) through (e) above.

        If the Successor Corporation does not assume and outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of not less than forty-five (45) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

        For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the Successor Corporation, the Board may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the Successor Corporation equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.


        11. Amendment and Termination of the Plan.

                (a) Amendment and Termination. Except as set forth in Section 4 or as further limited by the Rule 16b-3 provisions relating to formula award plans, the Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 promulgated under the Exchange Act (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required.

                (b) Effect of Amendment, Etc. Any such amendment, alteration, suspension or discontinuation of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan has not been amended, altered, suspended or discontinued.

        12. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4(b) hereof. Notice of the determination shall be given to each Outside Director to whom an Option is so granted within a reasonable time after the date of such grant.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.



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                As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

                Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        14. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        15. Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

        16. Shareholder Approval. Continuance of the Plan shall be subject to approval by the shareholders of the Company at or prior to the first annual meeting of shareholders held subsequent to the first granting of an Option hereunder. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.



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